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                                                                    EXHIBIT 99.1

ShopKo Stores, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings
Fiscal Year Ended January 29, 2000
(unaudited)
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

                                                                                           F1999
                                                       ----------------------------------------------------------------------------
                                                             First          Second         Third          Fourth
                                                            Quarter        Quarter        Quarter        Quarter           YTD
                                                             F1999          F1999          F1999          F1999           F1999
(In thousands, except per share data)                       Restated       Restated      Restated        Restated        Restated
                                                       ----------------------------------------------------------------------------

Revenues:
  Net sales                                                 $ 549,460      $ 665,486     $ 806,032       $1,027,092     $3,048,070
  Licensed department rentals and other income                  2,904          3,327         3,531            3,830         13,592
                                                       ----------------------------------------------------------------------------
                                                              552,364        668,813       809,563        1,030,922      3,061,662
Costs and expenses:
  Cost of sales                                               411,019        496,179       605,507          745,286      2,257,991
  Selling, general and administrative expenses                112,892        133,110       152,794          169,424        568,220
  Special charges                                                   -            841         3,372            3,855          8,068
  Depreciation and amortization expenses                       15,587         17,958        21,806           20,063         75,414
                                                       ----------------------------------------------------------------------------
                                                              539,498        648,088       783,479          938,628      2,909,693

Income from operations                                         12,866         20,725        26,084           92,294        151,969
Interest expense - net                                         (9,865)       (11,372)      (13,638)         (13,232)       (48,107)
                                                       ----------------------------------------------------------------------------

Earnings from continuing operations before income
  taxes                                                         3,001          9,353        12,446           79,062        103,862
Provision for income taxes                                      1,041          3,559         4,690           31,880         41,170
                                                       ----------------------------------------------------------------------------

Earnings from continuing operations                             1,960          5,794         7,756           47,182         62,692
Discontinued operations:
Income from discontinued operations, net of
  income taxes                                                  2,353          2,297         1,602            2,547          8,799
Gain on sale of ProVantage stock, net of
   income taxes                                                               34,754                          (289)         34,465
                                                       ----------------------------------------------------------------------------

Earnings before extraordinary item                              4,313         42,845         9,358           49,440        105,956
Extraordinary loss on retirement of debt, net of
   income taxes                                                (3,776)             -             -                -         (3,776)
                                                       ----------------------------------------------------------------------------

Net earnings                                                  $   537      $  42,845      $  9,358        $  49,440      $ 102,180
                                                       ============================================================================
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
                                                        EXHIBIT 99.1 (Continued)

ShopKo Stores, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings
Fiscal Year Ended January 29, 2000
(unaudited)
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

                                                                                           F1999
                                                         --------------------------------------------------------------------------
                                                             First          Second         Third          Fourth
                                                            Quarter        Quarter        Quarter        Quarter           YTD
                                                             F1999          F1999          F1999          F1999           F1999
(In thousands, except per share data)                       Restated       Restated      Restated        Restated        Restated
                                                       ----------------------------------------------------------------------------

Earnings per share of common stock:
Basic:
  Earnings from continuing operations                        $   0.07      $   0.22        $   0.26      $    1.59       $    2.22
  Earnings from discontinued operations                          0.09          1.38            0.05           0.08            1.53
  Extraordinary loss on retirement of debt                      (0.14)            -               -              -           (0.13)
                                                       ----------------------------------------------------------------------------
  Net earnings                                               $   0.02      $   1.60        $   0.31      $    1.67       $    3.62
                                                       ============================================================================
Diluted:
  Earnings from continuing operations                        $   0.07      $   0.21        $   0.25      $    1.58       $    2.19
  Earnings from discontinued operations                          0.09          1.36            0.05           0.08            1.51
  Extraordinary loss on retirement of debt                      (0.14)            -               -              -           (0.13)
                                                       ----------------------------------------------------------------------------
  Net earnings                                               $   0.02      $   1.57        $   0.30      $    1.66       $    3.57
                                                       ============================================================================

Weighted average number of common
  shares outstanding                                           26,140        26,810          30,376         29,621          28,237

Adjusted weighted average number of common
  shares outstanding                                           26,591        27,299          30,702         29,786          28,595

Restated to reflect ProVantage as discontinued operations.
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